ALTEGRIS MANAGED FUTURES STRATEGY FUND
ALTEGRIS MACRO STRATEGY FUND
ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
ALTEGRIS EQUITY LONG SHORT FUND
ALTEGRIS FIXED INCOME LONG SHORT FUND
ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT, DATED JUNE 11, 2013, TO THE PROSPECTUS DATED MARCH 3, 2013 FOR THE ALTEGRIS MANAGED FUTURES STRATEGY FUND, MARCH 15, 2013 FOR THE ALTEGRIS MACRO STRATEGY FUND, JANUARY 29, 2013 FOR THE ALTEGRIS FUTURES EVOLUTION STRATEGY FUND, APRIL 4, 2012 (AS SUPPLEMENTED JUNE 22, 2012 AND AUGUST 24, 2012) FOR THE ALTEGRIS EQUITY LONG SHORT FUND, DECEMBER 18, 2012 FOR THE ALTEGRIS FIXED INCOME LONG SHORT FUND AND FEBRUARY 21, 2013 (AS SUPPLEMENTED APRIL 3, 2013) FOR THE ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

Genworth Holdings, Inc. (formerly named Genworth Financial, Inc.) (“Genworth”), the parent company of Altegris Advisors, LLC (“Altegris”), investment adviser of the Funds, has entered into a definitive agreement regarding a transaction (the “Transaction”) whereby Genworth would sell its wealth management business, including Altegris, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC.  The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals.

The Transaction will cause each of the investment advisory agreements between Northern Lights Fund Trust (the “Trust”), on behalf of each Fund to automatically terminate as required by law. The Board of Trustees of the Trust has approved a new investment advisory agreement for each Fund, subject to the closing of the Transaction and approval of the new investment advisory agreement by Fund shareholders.  Proxy materials relating to Fund shareholder approval of the new investment advisory agreement were filed with the SEC and will be sent to Fund shareholders on or about June 12, 2013. The proxy materials discuss the Transaction in greater detail and include, among other information, a form of the new investment advisory agreement for the Funds.  For more information, you can obtain a copy of the Fund proxy materials from the SEC website at www.sec.gov or visit the Funds’ website at www.altegrismutualfunds.com.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE